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                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   The Emerging Markets Income Fund II Inc
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

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                 THE EMERGING MARKETS INCOME FUND II INC
           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Heath B. McLendon, Lewis E. Daidone,
Noel B. Daugherty and Robert A. Vegliante and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of The Emerging Markets Income Fund II Inc (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York, on September 16, 1998 at 10:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as directors and FOR proposal 2.

Please refer to the Proxy Statement for a discussion of the Proposals.

                         (CONTINUED ON REVERSE SIDE)
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                       Please  date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                    THE EMERGING MARKETS INCOME FUND II INC

                               September 16, 1998

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               \/ Please Detach and Mail in the Envelope Provided \/
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A /X/ Please mark your
      votes as in this
      example.

1. Election of Directors

   FOR ALL Nominees        WITHHOLD Authority     Nominees: Class II Director
   listed at right            to vote for                   Heath B. McLendon
  (except as stated          all nominees
   to the contrary)         listed at right                 Class I Directors
                                                            Riordan Roett
       / /                      / /                         Leslie H. Gelb

INSTRUCTION: To withhold authority to vote for any individual nominees, write the name of the nominee(s) on the line below:

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2. The ratification of the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending May 31, 1999.

   FOR                     AGAINST                       ABSTAIN
   / /                       / /                           / /

3. Any other business that may properly come before the meeting.

The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.

                                                 I will attend the meeting. / /

SIGNATURE:                                       DATE:
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                                                 DATE:
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         SIGNATURE IF HELD JOINTLY

NOTE: Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.